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                                  EXHIBIT 10.15

                                COMMERCIAL LEASE

     THIS LEASE AGREEMENT made this       day of          , 1997 , by and
                                    -----        ---------
between WARREN GROUP LIMITED PARTNERSHIP, JAMES & MARY ELLEN EISENHAUER hereinafter referred to as "Landlord", and CHESAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION hereinafter referred to as "Tenant".

     WITNESSETH, that for and in consideration of the rent hereafter reserved, and the covenants contained herein, the parties hereby agree as follows:

     l. Lease Premises.

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term, at the rental and upon the conditions set forth herein, that certain real property with premises thereon known as 609 Frederick Road, Catonsville, Baltimore County, MD 21228 hereinafter referred to as the "Premises".

     2. Term and Possession.

          2.1 Term. The term of this Lease shall be for five (5) years, commencing ninety (90) days after the full execution of this lease, and ending five (5) years thereafter, unless terminated sooner pursuant to any provision hereof. Tenant shall have the right to terminate this lease in the event the Tenant does not get Regulatory approval for their intended use. Written notice shall be received by Landlord within thirty (30) days of the full execution of this agreement or this contingency is waived and the lease is in full effect.

          2.2 Possession. Should tender of possession of the Premises be later or earlier than the beginning date named, then, and in that event, the beginning and ending date of this Lease shall be adjusted by letter from Agent to Tenant, to conform to the date of such tender of possession, such as if the same had been originally named as the beginning date, and this Lease shall run for the full term, from the date of such tender of possession. Provided, that no such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of this Lease or the obligations of the Tenant hereunder. If permission is given to the Tenant to enter into possession of the Premises, or to occupy space other than the Premises prior to the date specified as the commencement of the term of this Lease, Tenant Covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants and conditions of the provisions of this Lease. It is agreed that the Tenant may enter the Premises prior to possession for the purpose of installation of equipment, etc., to prepare it for occupancy.

     3. Rent.

          3.1 Rent. Tenant shall pay to Landlord as rent for the Premises for the term of this lease the annual sum of Eighteen Thousand Dollars ($18,000.00), payable without deduction

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or demand, in equal monthly installments of One Thousand Five Hundred Dollars
($1,500.00), hereinafter referred to as the "basic monthly rental", in advance on the first day of each calendar month during the first year hereof, the first installment payable on the execution of this Lease and the remaining installments payable in advance, on the first day of each month during the said term to and at the office of The Warren Group Limited Partnership, 610 Edmondson Avenue Baltimore, MD 21226, or at such other place as Landlord may from time to time designate to Tenant in writing. Rent checks shall be made payable to Warren Group Limited Partnership. Should the term of this Lease commence on a day other than the first day of a calendar month, the parties agree that rental for the first and last month of the term shall be pro-rated and rent for the remaining months shall be due and payable on the first of the month as provided above. Rental for the option periods of the lease shall be as shown on Page 2A.

          3.2 Late Charge. Tenant hereby recognizes and acknowledges that if rental payments are not received when due, Landlord will suffer damages and additional expense thereby and Tenant therefore agrees that a late charge equal to five percent (5%) of the basic monthly rental (including additional rent as hereinafter provided) may be assessed by Landlord or Agent as additional rental. Late charge shall only be assessed if Landlord has not received rental in hand after a seven (7) day grace period. Furthermore, Landlord or Agent shall have the right to require that rental payments be made by certified or cashier's check.

     4. Use. The Premises shall be used and occupied by the Tenant only for a retail branch bank.

Estoppel              Section 6. Tenant agrees at any time and from time to time
Certificates     upon not less than five (5) days prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered hereunder may be relied upon by any third party not a party to this Lease.

Condition             Section 7. Premises not new. Landlord agrees that the
of Premises      heating, plumbing, and electrical systems, as well as the air conditioning, sprinkler system, if any, will be in good working order and condition at the commencement of the Lease term, or that Landlord will promptly, and at the Landlord's expense, place same in good working order and condition if, but only if, within thirty (30) days after the commencement of rent. Tenant shall promptly give Landlord written notification of any defect in any such system which shall not have been caused by the fault or neglect of the Tenant. Upon tender by Landlord to Tenant of the above mentioned equipment in good working order, Tenant shall thereafter be solely responsible for all maintenance, repairs and/or replacements required therefore during the term of this Lease.

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                 Provided that Tenant is given the right to obtain insurance from a qualified personnel, the heating, plumbing, electrical, air conditioning and sprinkler system, if any, are not only in good working condition but also can be expected to operate in a trouble-free manner for the additional term of this Lease and such insurance cannot be obtain by Landlord or Landlord's hire but from an independent mechanical contractor. Landlord will paint the inside and outside of the building to Tenant's requirements.

Permits               Section 8. Tenant shall at is own expense, promptly obtain from the appropriate governmental authorities any and all permits, licenses and the like required to permit Tenant to occupy the Premises for the purposes herein stated. This requirement shall not relieve the Tenant of its liability for rent from the commencement date hereinabove set forth.

Quiet                 Section 9. (a) Landlord hereby covenants and agrees that
Enjoyment        so long as Tenant complies with all the terms, covenants and provisions of this Lease, Tenant shall have the peaceful and quiet use of the Premises without let or hindrance on the part of Landlord and Landlord shall warrant and defend Tenant in such peaceful and quiet use and possession against the claims of all persons claiming by, through or under Landlord.

Subordination         Section 10. Tenant's rights under this Lease are, however, and shall always be subordinate to the operation and effect of any ground lease or mortgage, deed of trust or similar security instrument (hereinafter collectively called "Security Instrument") now or hereafter placed upon the land or buildings of which the Premises are a part or any part thereof, by Landlord or any renewal, modification, consolidation, replacement or extension of any such Security Instrument, unless such secured party elects to have Tenant's interest hereunder superior to the lien of such Security Instrument; this clause shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

Parking Areas         Section 11. (a) During the term of this Lease, customers
                 of Tenant shall be entitled to the exclusive use, free of charge, of the driveways, footway and parking areas from time to time existing within the premises.

Assignment            Section 12. (a) Tenant covenants and agrees not to assign
And              this Lease in whole or in part, nor to sublease all or any part
Subletting       of the Premises nor permit other persons to occupy the Premises or any part thereof, nor to grant any license or concession for all or any part of the Premises, without the written consent of Landlord in each instance first had and obtained. Such consent not to be unreasonably withheld. Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity of such consent as to

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                 any subsequent assignment or subletting. If such assignment or subletting is permitted, Tenant shall continue to remain liable under this Lease. An assignment for the benefit of Tenant's creditors or otherwise by operation of law shall not be effective to transfer or assign Tenant's interest under this Lease unless Landlord shall have first consent thereto in writing.

                           (b) In the event Tenant desires to assign this Lease
                 or to sublease all or any substantial portion of the premises, Landlord shall have the right and option to terminate this Lease, which right or option shall be exercisable by written notice from Landlord to Tenant within thirty (30) days from the date Tenant gives Landlord written notice of its desire to assign or sublease.

Repairs               Section 13. (a) Landlord covenants and agrees to keep and
                 maintain the roof and other exterior portions of the Premises (inclusive of doors, windows glass and other portions of the store front of the premises) in repair. Except as expressly set forth in this subparagraph, Landlord shall be under no liability for repair of maintenance of the interior Premises, or any part thereof, nor shall Landlord be under any liability to repair or maintain any electrical, plumbing, heating, air conditioning or other mechanical installation except as set forth in Section 7.

                           (b) Tenant covenants and agrees to keep interior of
                 the Premises, together with all electrical, plumbing, heating, air-conditioning and other mechanical installations and equipment used by, or in connection with, the Premises, in good order and repair at its own expense and to promptly replace at its own expense, any exterior or interior plate glass doors, windows and mirrors which may be broken or damaged; and to surrender the Premises at the expiration of the term in as good condition as when received, ordinary wear and tear excepted. Tenant will not overload the electrical wiring or plumbing and will not install any additional electrical wiring or plumbing unless it has first obtained Landlord's written consent thereto and, if such consent is given, Tenant will install the same at its own cost and expense. Tenant will repair promptly at its own expense any damage to the Premises caused by bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused unless caused by Landlord, its agents, employees, or contractors.

                           (c) In the event Tenant shall not proceed promptly
                 and diligently to make any repairs or perform any obligation imposed upon it by the preceding subparagraph hereof within forty-eight hours after receiving written notice from Landlord to make such repairs or perform such obligation, then and in such event, Landlord may at its option, enter the Premises and do and perform the things specified in said notice, without liability on the part of Landlord for any loss or damage resulting from any such action by Landlord and Tenant agrees to pay promptly upon demand any cost or expense incurred by Landlord in taking such action.

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                           (d) Tenant covenants and agrees at its own expense to
                 keep in force at its own expense, at all times during the term of this lease, plate glass insurance insuring the plate glass and mirrors, if any, on the premises at their full insurable value in a policy (the form of which is satisfactory to Landlord) issued by a company acceptable to Landlord, and covering both Tenant and Landlord; Tenant further covenants and agrees to deposit said policy of insurance, or a certificate thereof, with Landlord on or before the commencement of the term of this Lease. If at any time, Tenant does not comply with the covenants made in this subparagraph (d), Landlord may, at its option, cause insurance as aforesaid to be issued, and in such event, Tenant agrees to pay all premiums for such insurance promptly upon Landlord's demand.

Utilities             Section 14. Tenant covenants and agrees to pay promptly
                 when due the charges for all utility services rendered or furnished to the Premises, including but without limitation, heat, Metropolitan District Charges, water, gas, electricity and telephone, together with all taxes, levies or other charges on such utilities, Tenant also agrees to pay promptly when due all minor privilege taxes or charges or other similar taxes or charges, levied or assessed against the Premises. If Tenant defaults in the payment of any such charges or taxes, Landlord may, at it option, pay the same for and on Tenant's account, in which event Tenant shall promptly reimburse Landlord therefore.

Tenant's              Section 15. (a) Tenant covenants and agrees (1) that it
Operations       will use, maintain and occupy the Premises, in a careful, safe and proper manner, and will keep the appurtenances, including parking areas and adjoining sidewalks, in a clean and safe condition, and will promptly clean the snow, ice and debris from said parking areas and sidewalks and appurtenances during the term of this Lease at its own expense; (2) to keep the inside and outside of all glass in the doors and windows of the Premises clean; (3) that it will not, without the prior written consent of Landlord, place or maintain any merchandise or other articles in any vestibule or entry to the Premises, on the sidewalks adjacent thereto, or elsewhere on the exterior thereof; (4) that it will maintain the Premises at its own expense in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests; (5) that it will not permit undue accumulations of garbage, trash rubbish and other refuse, but will remove the same at its own expense, and will keep such refuse in proper containers within the interior of the Premises until called for to be removed; (6) that it will not use, nor permit nor suffer the use of any apparatus or instruments for musical or other sound reproduction or transmission in such manner that the sounds emanating therefrom or caused thereby shall be audible beyond the interior of the demised premises.

                           (b) Tenant covenants and agrees not to make any
                 alterations, additions or improvements to the store front of the Premises and not to make

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                 any structural alterations to the Premises, or any part
                 thereof, without Landlord's prior written consent in each instance first had and obtained; and Tenant agrees that any alterations, additions or improvements made by it shall immediately become the property of Landlord and shall remain upon the premises in the absence of any agreement to the contrary; provided, however, that Landlord shall have the right to require the restoration of the Premises to their original condition in which event Tenant agrees to comply with such requirement prior to the expiration or other termination of this Lease. Landlord hereby, consents to Tenant making alterations to building, housing an automatic bank teller machine, provided Tenant gets the required governmental approvals.

                           (c) Tenant covenants and agrees, at its own expense,
                 to execute and comply with all laws, rules, orders, directions and requirements of all governmental departments, bodies, bureaus, agencies and officers and with all rules, directions, requirements and recommendations of the local board of fire underwriters and the fire insurance rating organizations having jurisdiction over the area in which the Premises are situated in any way pertaining to the Premises or the use and occupancy thereof. In the event Tenant shall fail or neglect to comply with any of the aforesaid laws, rules, orders, directions, requirements or recommendations, Landlord or its agents may enter the Premises and take all such action and do all such work in or to the Premises as may be necessary in order to cause compliance with such laws, rules, orders, directions, requirements or recommendations, and Tenant covenants and agrees to reimburse Landlord promptly upon demand for the expense incurred by Landlord in taking such action and performing such work. Tenant further covenants and agrees not to do or suffer to be done, or keep or suffer to be kept anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including, but not limited to, public liability or which will prevent Landlord from procuring such policies in companies reasonably acceptable to Landlord; and if anything done, omitted to be done or suffered to be done by Tenant, or kept, or suffered by Tenant to be kept, in upon or about the Premises shall cause the rate of fire or other insurance on the Premises, or other property of Landlord, in companies reasonably acceptable to Landlord, to be increased beyond the minimum rate from time to time applicable to the premises, or any adjoining stores or to other property of Landlord for the use or uses made thereof, Tenant will pay the amount of such increase promptly upon Landlord's demand.

                           (d) Tenant covenants and agrees that if any
                 mechanics' or materialmen's lien or other lien shall be filed against the Premises, or any other part of the Business Center, by reason of or arising out of any labor or material furnished or alleged to have been furnished, to or for the Premises or any occupant thereof, or for or by reason of any change, alteration or addition made by Tenant thereto, Tenant shall in any of such events, cause the same to be canceled and discharged of record by bond or otherwise as allowed by law, at Tenant's expense, within five days after the filing thereof; and Tenant shall also

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                 defend on Landlord's behalf, at Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of any such lien, and Tenant will pay any damages and satisfy and discharge any judgment entered thereon and save Landlord harmless from any claim or damage resulting therefrom. If at any time Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, after giving Tenant three (3) days prior written notice of its intention to do so, cause such lien to be cancelled and discharged of record by bond or otherwise as allowed by law, and Tenant shall pay all costs thereof, including reasonable attorney's fees, as additional rent, payable with the next ensuing installment of minimum rent.

Public                Section 16. (a) Tenant covenants and agrees to indemnify
Liability        Landlord and save it harmless from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury or damage to property arising from or out of Tenant's negligent occupancy or use of the Premises or any part thereof, or any other part of Landlord's property, or occasioned wholly or in part by any negligent act or omission of Tenant, its agents, contractors or employees.

                           (b) Tenant will keep in force at its own expense
                 during the term of this Lease, public liability insurance with respect to the Premises in companies acceptable to Landlord and in a policy or policies, the form of which is or are satisfactory to Landlord, covering both Landlord and Tenant, with minimum limitations of One Million Dollars ($1,000,000) on account of bodily injury to or death of one person and One Million Dollars ($1,000,000) on account of bodily injury to or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limitations of One Hundred Thousand Dollars ($100,000); Tenant will deposit the policy or policies of such insurance or certificates thereof with Landlord on or before the commencement of the term of this Lease. If at any time Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, cause insurance as aforesaid to be issued, and in such event. Tenant agrees to pay the premiums for such insurance promptly upon Landlord's demand.

Taxes,                Section 17. (a) As used herein the following meanings:
Operating
Cost,                      (i) "Taxes" means all taxes, assessments (special or
Insurance        otherwise), water or sewer service charges and other
                 governmental levies and charges of any and every kind, nature and type whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefore on the land and buildings comprising the Premises, including the levy, assessment or imposition or any tax on real estate as such not now levied, assessed or imposed.

Operating                  (ii) "Operating Costs" means all costs and expenses
Costs of every kind and nature incurred in connection with the operation, maintenance, repair,

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                 redecorating or refurbishing of the Premises, including but not limited to costs and expenses incurred by Landlord, if any, in gardening, landscaping, storm drainage and other utility systems, fire protection and security services, if any, traffic control equipment, repairs, parking lot striping, lighting, sanitary control, removal of snow, trash, rubbish, garbage and other refuse, depreciation on or rentals of machinery and equipment used in such maintenance, the cost of personnel, if any, to implement such services.

Insurance                  (iii) "Insurance" means the total premium cost of all
                 insurance carried by Landlord with respect to the Premises or any portion thereof, including but not limited to all insurance insuring against loss or damage due to fire, other casualty or cause, including but not limited to, those risks covered under so called extended coverage endorsements or difference in risk endorsements, as well as loss of rent insurance following a fire or other insurable casualty covered by such policy or policies and public liability and property damage insurance.

                           (b) Tenant covenants and agrees to pay as additional
                 rent the Taxes, Operating Costs and Insurance of this property (as hereinabove defined) throughout the entire term of this lease and any renewal term hereof.

                           (c) Landlord shall notify Tenant from time to time of
                 the amount which Landlord estimates will be the amount payable by Tenant in accordance with paragraph (b) hereof; and Tenant shall pay such amount to Landlord in equal monthly installments in advance on or before the first day of each month. Such payments shall not be added to the minimum rental payable hereunder by Tenant for purposes of computing Tenant's liability, if any, for percentage rental under this Lease. Within a reasonable period of time following the end of each rental year, Landlord shall submit to Tenant a statement showing the Operating Costs, Taxes, and Insurance to be paid by Tenant with respect to such year, the amount thereof theretofore paid by Tenant, and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Each such statement shall be final and conclusive between the parties hereto, their successors and assigns, as to the matters therein set forth if no objection is raised with respect thereto within ninety (90) days after submission of each such statement.

                           (d) Notwithstanding the foregoing provisions of this
                 Section 17 Landlord may require Tenant to pay the sums referred to in paragraph (b) hereof in lump sum payments or in quarterly or semiannual payments, provided Landlord gives Tenant written notice that it has elected that Tenant shall make such payments in such manner rather than on a monthly basis as provided above.

Trade                 Section 18. All trade-fixtures installed by Tenant in the
Fixtures Premises, other than improvements made by Tenant to the Premises shall remain the property of

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                 Tenant and shall be removable from time to time and also at the expiration of the term of this Lease or other termination thereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease; otherwise such property shall not be removable and Landlord shall have a lien on said fixtures to secure itself against loss and damage resulting from said default or defaults by Tenant.

Inspection            Section 19. Tenant covenants and agrees to permit
Premises Landlord, its agents, employees and contractors to enter the Premises and all parts thereof at all reasonable times to inspect the Premises and to enforce and carry out any provision or provisions of the Lease.

Termination           Section 20. (a) It is agreed that the term of this Lease
of Term shall expire and terminate at the end of the original term hereof (or at the expiration of the last renewal term, if this Lease contains a renewal option and the same is properly exercised), without the necessity of any notice by or to any of the parties hereto. If Tenant shall occupy the Premises after such expiration or termination, it is understood that Tenant shall hold the Premises as a tenant from month to month, subject to all the other terms and conditions of this Lease, at an amount equal to double the highest monthly rental installment reserved in this Lease. Landlord shall, upon such expiration or termination of this Lease, be entitled to the benefit of all public general or local law relating to the speedy recovery of possession of lands and tenements held over by tenants that may be now in force or may hereafter be enacted.

                           (b) Tenant covenants and agrees that for the period
                 of six months prior to the expiration of the term of this Lease, Landlord shall have the right to display on the exterior of the Premises the customary sign "For Rent" and that during such period Landlord may show the Premises and all parts thereof to prospective tenants between the hours of 9:00 A.M. and 5:00 P.M. on any day except Sunday or any legal holiday on which Tenant shall not be open for business.

Fire or Other         Section 21. If the premises shall be damaged by fire, the
Casualty elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly at its own expense cause such damage to be repaired, and the rent shall not be abated; if by reason of such occurrence, the Premises shall be rendered untenantable only in part. Landlord shall promptly at its own expense cause the damage to be repaired, and the minimum rent meanwhile shall be abated proportionately to the portion of the Premises rendered untenantable; if by reason of such occurrence the Premises shall be rendered wholly untenantable. Landlord shall promptly at its own expense cause such damage to be repaired and the minimum annual rent meanwhile shall be abated in whole, unless within sixty days after said occurrence, Landlord shall give Tenant written notice that it has elected not to reconstruct the destroyed Premises, in which event this Lease and the tenancy

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                 hereby created shall cease as of the date of said occurrence, the minimum rental and the percentage rental (if any) to be adjusted as of such date.

                      If the whole or any part of the Premises shall be taken
                 under the power of eminent domain, then this Lease shall terminate as to the part so taken on the day when Tenant is required to yield possession thereof, and Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition; pending the restoration by Landlord of the portion of the Premises so taken, the minimum rental shall be reduced proportionately to the portion of the Premises so taken. If the amount of the Premises so taken is such as to substantially impair the usefulness of said Premises for the purposes for which the same are hereby leased, then either party shall have the option to terminate this Lease as of the date when Tenant is required to yield possession. The compensation awarded for such taking, both as to Landlord's reversionary interest and Tenant's interest under this Lease, shall belong to and be the property of the Landlord; provide, however, that the Landlord shall not be entitled to any portion of the award made to Tenant for loss of Tenant's business or for the cost of removal of its stock and Tenant's fixtures.

Additional            Section 22. Whenever under the terms of this Lease any sum
Rent of money is required to be paid by Tenant in addition to the rental herein reserved, whether such payment is to be made to Landlord or to any other party, and said additional amount which Tenant is to pay is not designated as "additional rent", or provision is not made for the collection of said amount as "additional rent", then said amount shall nevertheless, at Landlord's option, if not paid when due, be deemed "additional rent", and shall be collectible as such with the first installment of minimum rent thereafter falling due hereunder.

Bankruptcy or         Section 23. If any sale of Tenant's interest in the
Insolvency       Premises shall be made under execution, or similar legal
                 process, or if Tenant shall be adjudicated a bankrupt or insolvent, and such adjudication is not vacated within 10 days, or if a corporate reorganization of Tenant or an arrangement with its creditors shall be approved by a court under the Federal Bankruptcy Act, then and in any of said events, Landlord may, at its option, reenter the Premises and declare this Lease and the tenancy hereby created terminated.

Defaults And          Section 24. (a) If the rent agreed to be paid, including
Remedies all other sums of money which under the provisions hereof may be considered as additional rent, shall be in arrears in whole or in part for five or more days, Landlord may distrain therefore. If Tenant shall violate any covenant, including the covenant to pay rent, made by it in this Lease and shall fail to comply with said covenant within 15 days after being sent written notice of such violation by Landlord, Landlord may, at its option, reenter the premises and declare this Lease and the tenancy hereby created terminated; and Landlord shall be entitled to the benefit of all provisions of law respecting the speedy recovery of lands and tenements

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

                 held over by tenants or proceedings in forcible entry and detainer. Tenant further agrees, that notwithstanding such reentry, Tenant shall remain liable for any rent or damages which may be due or sustained prior thereto, and Tenant shall further be liable to Landlord for the sum of the following: (i) all other liabilities of Tenant and damages sustained by Landlord as a result of Tenant's default, including but not limited to, the reasonable costs of reletting the premises and any broker's commissions payable as a result thereof; (ii) all of Landlord's costs and expenses (including reasonable counsel fees) in connection with such default and recovery of possession; (iii) the difference between the rent reserved under this Lease for the balance of the term and the fair rental value of the premises for the balance of the term to be determined as of the date of reentry; or at Landlord's option in lieu thereof, Tenant shall pay the amount of the rent and additional rent reserved under this Lease at the times herein stipulated for payment of rent and additional rent for the balance of the term, less any amount received by Landlord during such period from others to whom the premises may be rented on such terms and conditions and as such rentals as Landlord, in its sole discretion, shall deem proper; and (iv) any other damages recoverable by law. In the event Landlord brings any action against Tenant to enforce compliance by Tenant with any covenant or condition of this Lease, including the covenant to pay rent, and it is judicially determined that Tenant had defaulted in performing or complying with any such covenant or condition, then and in such event, Tenant shall pay to Landlord all costs and expenses incurred by Landlord in bringing and prosecuting such action against Tenant, including a reasonable attorney's fee not to exceed 15%.

Remedies              Section 25. No mention in this Lease of any specific right
Cumulative       or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled either at law or in equity; and the failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of Tenant under this Lease or to exercise any option or right herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, right or option, but the same shall remain in full force and effect unless the contrary is expressly waived in writing by Landlord.

Taxes on              Section 26. Tenant shall be responsible for and shall pay
Leasehold        any taxes or assessments levied or assessed during the term of this Lease against any leasehold interest of Tenant or personal property or trade fixtures of Tenant of any kind, owned by Tenant or placed in, upon or about the Premises by Tenant.

Successors            Section 27. Except as herein provided, this Lease and the
and Assigns      covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assignees of Tenant to whom an assignment by Tenant has been consented to in writing by Landlord. In the event more than one person, firm or corporation is named herein as Tenant, the liability of all parties named herein as Tenant shall be joint and several.

                      In the event Landlord's interest under this Lease is
                 transferred or assigned and written notice thereof is given to Tenant, the Landlord herein named for any subsequent assignee or transferee of Landlord's interest under this Lease who gives such notice to Tenant shall automatically be relieved and released from and after the date of such transfer or conveyance from all liability hereunder except with respect to liability to refund or return to Tenant any security deposit deposited by Tenant with Landlord hereunder. Further, the liability of Landlord, its successors and assigns, under this Lease shall at all times be limited solely to Landlord's interest in the land and improvements comprising the Business Center and in the event the owner of Landlord's interest in this Lease is at any time a partnership, joint venture or unincorporated association, Tenant agrees that the members or partners of such partnership, joint venture or unincorporated association shall not be personally or individually liable or responsible for the performance of any of Landlord's obligations hereunder.

Entire                Section 28. This Lease contains the entire agreement
Agreement        between the parties hereto; and any agreement hereafter or heretofore made shall not operate to change, modify, terminate or discharge this Lease in whole or in part unless such agreement is in writing and signed by each of the parties hereto. Landlord has made no representations or promises with respect to the Premises except as are herein expressly set forth.

Notices               Section 29. All notices from Tenant to Landlord, including the payment of rent and other charges, required or permitted by any provision in this Lease, shall be hand delivered or sent by registered or certified mail, return receipt requested to:

                      All notices from Landlord to Tenant so required or
                 permitted shall be hand delivered or sent by registered or certified mail, return receipt requested, to Tenant at the demised premises.

                      Either party may, at any time, or from time to time,
                 designate in writing a substitute address for that above set forth, and thereafter all notices to such party shall be sent in accordance with the above.

Severability          Section 30. (a) It is agreed that, for the purpose of any
                 suit brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained thereon as successive periodic sums shall mature or be due hereunder, and it is further agreed that failure to include in any suit or action any sum or sums then matured or due shall not be a bar to the maintenance of any suit or action for the recovery of said sum or sums so omitted; and Tenant agrees that it will not in any suit or suits brought or arising under this Lease for a matured sum for which judgment has not previously been obtained or entered, plead, rely on or interpose the defenses of res adjudicata, former recovery, extinguishment, merger, election of remedies or other similar defense as a default to said suit or suits.

                           (b) If any term, clause or provision of this Lease is
                 declared invalid by a court of competent jurisdiction, the validity of the remainder of this Lease shall not be affected thereby but shall remain in full force and effect.

Governing Law         Section 31. This Lease was made in the State of Maryland
                 and shall be governed by and construed all respects in accordance with the laws of the State of Maryland.

Miscellaneous         Section 32. (a) As used in this Lease, and where the
                 context requires: (1) the masculine shall be deemed to include the feminine and neuter and vice-versa, and (2) the singular shall be deemed to include the plural and vice-versa.

                           (b) Landlord and Tenant do hereby waive trial by jury
                 in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, and any emergency statutory or any other statutory remedy.

                           (c) The parties agree that this is a lease of
                 property to be used exclusively for a business, commercial, industrial, or mercantile purpose as distinguished from residence purposes as provided in Real Property Article,
                 Section 8-110 of the Annotated Code of Maryland and that this Lease and the rents herein reserved are not subject to redemption.

                           (d) The Tenant hereby expressly waives any and all
                 rights of redemption granted by or under any present or future laws in the event of the Landlord obtaining possession of the Premises by reason of the violation or breach by the Tenant of any of the covenants or conditions of this Lease.

Injury From           Section 33. Landlord, in the absence of negligence on its
Leakage, Etc.    part or that of its servants, agents or employees, shall not be responsible for or liable to (and is hereby exculpated from) the tenant or any other person or party for any loss or damage to the Premises, or to persons upon the Premises or to property, goods, fixtures, equipment, merchandise and other chattels upon the Premises (whether owned by the Tenant or by others) from any reason or cause, including, without limitation, fire, explosion, falling plaster, condensation, dampness, steam, gas, electricity, water, rain, snow, ice, wind, or other acts of god or leaks from any part of the Premises, interior or exterior, including, without limitation, the roof or its utility systems and their lines, parts and components. Tenant shall indemnify, save and hold the Landlord, and its agents, servants and employees,

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

                 harmless against all such claims of loss and damage, including without limitation, and possible subrogation claim by Tenant's insurance carriers.

Recording             Section 34. In the event Landlord elects to record this
                 Lease or a Memorandum of this Lease, Tenant agrees to execute said Memorandum of Lease, if Landlord so requests, which cost shall be the responsibility of the Landlord.

Brokerage             Section 35. Landlord covenants and agrees that it is
                 responsible for payment of all real estate commissions to KLNB, Inc., if any, resulting from this transaction and to hold Tenant harmless from all claims for any real estate commissions resulting herefrom.

     One (1) Rider, consisting of one ( l ) page, is attached hereto, and made a part hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

WITNESS OR ATTEST:                 LANDLORD:


/s/ Carol F. Janney                /s/ Mary Ellen Eisenhauer
-------------------------          --------------------------------------
    Carol F. Janney                    Mary Ellen Eisenhauer


                                   Warren Group Ltd. Partnership


/s/                                BY: /s/ Edward Warren. Gen Pt.         (SEAL)
-------------------------          --------------------------------------


                                   TENANT:


                                   --------------------------------------
                                   Chesapeake Federal Savings &
                                   Loan Association


/s/ William J. Bocek, Jr.          BY: /s/ R. Thomas Jefferson, President (SEAL)
-------------------------          --------------------------------------

                  RIDER TO LEASE DATED                  , 1997
                                       -----------------
                    BETWEEN Warren Group Limited Partnership,
                  James & Mary Ellen Eisenhauer, LANDLORD, AND
                    Chesapeake Federal Savings & Loan, TENANT

          The following new Section is hereby added to the Lease:

          36. Renewal Option(s). If Tenant is not then in default under this Lease or any of the provisions hereof, Tenant may extend the term of this Tease for two (2) additional successive period(s) of five (5) year(s) each, by notifying Landlord in writing of its intention to do so at least one hundred eighty (180) days prior to the expiration of the ten current term. Each such renewal term shall be under the same terms and conditions as are herein set forth except that the annual rental for each succeeding renewal term shall be adjusted as follows:

          The first, five (5) year optional basic yearly rental during the option shall be $20,160 paid monthly.

          The second, five (5) year optional basic yearly rental during the option shall be $22, 579.

          37. Early Termination. Tenant, if not in default, shall have the one-time right to terminate this lease at the end of the three (3) years of the original term given the following conditions:

          (a) Tenant shall give six (6) months' notice of intention to exercise right, (b) Deliver with notice, an early termination fee of $4,500 to Landlord.

There shall be no addition right to renew or extend this Lease except as provided herein.

     The provisions of the foregoing Rider are hereby approved and accepted.
WITNESS:

WITNESS:


/s/ Carol F. Janney                        BY: /s/ Mary Ellen Eisenhauer  (SEAL)
----------------------                         --------------------------
                                                   Landlord


                                           Warren Group Ltd. Partnership


/s/                                        /s/ Edward Warren Gen PT.   (SEAL)
----------------------                     ----------------------------
                                           Chesapeake Federal Savings &
                                           Loan Association